www.skyfi.com Lehman Brothers 2006 Financial Services Conference September 12 – 14, 2006 Exhibit 99.1

Forward Looking Statement
This presentation contains forward-looking statements relating to the financial condition, results of operations and business of Sky Financial
Group, Inc. Actual results could differ materially from those indicated. Among the important factors that could cause actual results to differ materially are interest rates, the success of the integration of acquisitions, changes in the mix of the company’s business, competitive pressures, general economic conditions and the risk factors detailed in the Company’s periodic reports and registration statements filed with the Securities and Exchange
Commission. Sky Financial Group undertakes no obligation to release revisions to these forward-looking statements or reflect events or circumstances after the date of this presentation.
This presentation contains financial information adjusted to exclude the results of certain significant transactions or events not representative of ongoing operations (“non-operating items”). A reconciliation of these non-
GAAP disclosures can be found within this presentation.

Sky Profile
$15.8 billion in total assets
Eight regions consolidated
under Sky name
Over 290 financial centers
serving communities in OH,
MI, PA, IN and WV
Headquarters located in
Bowling Green, OH
36th largest publicly-owned
bank holding company in
U.S.

Solid Midwest Franchise
Ohio
• 8
th
largest
• $8.2 billion in
deposits
• 216 offices
Pennsylvania
• 17
th
largest
• $2.5 billion in
deposits
• 66 offices
MI-IN-WV
• $172 million
in deposits
• 9 offices
Source: SNL Financial LC

5 Sky Financial Regions

Market Share
Ranked #1 & #2 14 $5.7B 53%
Ranked #3 & #4 12 $1.6B 15%
Other #5 plus 26 $3.4B 32%
Cleveland MSA $0.9B 1.4%
Columbus MSA $0.3B 1.0%
Pittsburgh MSA $1.8B 3.2%
By Metro Market Deposits % of Market
Deposit Rankings
By County Counties Deposits % of Sky
Source: SNL Financial LC – 2005 Deposit Market Share Data

7 Sky Priorities Organic Growth Growth of Fee-Based Businesses Organizational Synergies Sound Asset Quality Acquisitions One Company ~ One Culture

8 A Platform for Organic Growth Regional Delivery Structure Sky Trek Incentive Compensation Overview Our goal is to be the premier sales and service organization in our regions by focusing on:

A Platform for Organic Growth
Eight regions operating under the “Sky” brand
Decentralized, local empowerment and
accountability
Majority of lending decisions made within
region
Establish pricing for loans and deposits
Hiring and personnel management
Local volunteerism and community leadership
Local boards provide community input
Regional Delivery Structure

A Platform for Organic Growth
Eight regions operating with common
centralized functions
– Risk management
• Credit standards and large credit evaluation
• Interest rate risk and liquidity
• Legal and compliance department
– Technology
• One core data platform
• Common network, data communications and technology
support
– Sales Support Operations
• Call center, deposit and loan operations, marketing,
finance, human resources, etc.
Regional Delivery Structure

A Platform for Organic Growth
Providing the highest level
of quality client service is our
distinctive strength
Sky employees sell products
based on understanding the needs
of our clients and fulfilling those needs
Employees are empowered to make decisions
that help clients meet their needs
Weekly sales meetings
Ranking/tracking performance
Sky Trek - Process

12 A Platform for Organic Growth 54% 37% 35% 48% 11% 15% Dec '01 Dec '05 Single-service 2-3 Services 4+ Services Sky Trek - Building Relationships

A Platform for Organic Growth
Sky Trek - Building Relationships
60%
39%
36%
50%
5%
11%
November '02 December '05
Single-service
2-3 Services
4+ Services
Metro Market – Pittsburgh Region
71%
40%
26%
50%
3%
10%
May '03 December '05
Single-service
2-3 Services
4+ Services
Metro Market – Greater Cleveland Region

A Platform for Organic Growth
Incentive Compensation
Every employee included in plan
All have goals in four categories:
– Profitability
– Growth
– Asset quality
– Client service
All receive monthly scorecards on performance
Variable pay comprised 20% of total 2005
compensation

Fee-Based Business Growth
Trust, Investments, Insurance and Mortgages
Growth platform based on community financial
services relationship model
Delivery through Sky banking regions via bank
CEOs
Significant organic growth via cross-sell
opportunities to banking clients
Overview

Fee-Based Business Growth
$4.8 billion in trust assets under
administration
$200 million in annual investment
brokerage volume
Centralized infrastructure supporting all
regional relationship and sales teams
15-20% annualized revenue growth
target
Sky Trust & Investments

Fee-Based Business Growth
$60 million in annual commissions in 2005
Aggressive acquisition strategy to consolidate multiple
agencies under Sky brand
Agency integration process to strengthen selling
potential and operational efficiencies
Ability to cross-sell insurance products through bank
delivery channel
– 17% cross-sold to date in mature regions
Market clout – provides for better pricing to clients
Represent the best A-rated insurance companies
Sky Insurance

Fee-Based Business Growth
A Change in Fee Mix*
$0
$81
$162
$243
2001 2002 2003 2004 2005
Insurance
Trust/Brokerage
Service Charges
Mortg. Banking
Other
(Millions)
CAGR = 15%
*Excluding discontinued/sold operations
$120
$148
$179
$203
$211

Organizational Synergies
Investment in technology and process upgrades:
– New CRM system in place
– Improved small business model
– Upgraded ATM and item processing platforms
Manage the successful integration of acquired
companies into Sky – completed within 30 days
Facilitate major new technology introductions with
technology/ops group
Scalable Common Processes
Dedicated Change Management
Consistent Level of Efficiency

Organizational Synergies
48.5%
48.6%
51.6%
51.8%
52.6% 52.6%
2001 2002 2003 2004 2005 YTD
2006
Efficiency Ratio*
*Excludes merger-related expenses and amortization of intangibles.
The 2005 ratio includes the effects of expensing stock options.

21 Sound Asset Quality Conservative credit culture Disciplined lending practices History of low charge-offs Overview

Sound Asset Quality
Chief credit officer in place 18 years
Centrally-managed credit analysis
Focus on small business lending
76% of loan portfolio collateralized by
real estate
Conservative Credit Culture

Sound Asset Quality
Regional lender authorities up to $4
million
Shared regional loan committees –
approvals up to $6 million
Corporate loan committee approval over
$6 million
Largest 20 credits range from $20 to
$40 million
Disciplined Lending Practices

24 Asset Quality History of Low Charge-offs 0.40% 0.47% 0.37% 0.57% 0.29% 0.40% 2001 2002 2003 2004 2005 YTD 2006 Net Charge-Offs as a % Of Average Loans

25 Acquisitions A Successful Strategy Focus on Metro Markets A Core Competency Overview

Acquisitions
Institution Close Date Total Return*
Perpetual Saving Bank 4
th
Quarter 2006 NA
Union Federal Bank 3
rd
Quarter 2006 NA
Falls Bank November 29, 2005 -1.42%
Belmont Bancorp June 1, 2005 0.39%
Prospect Bancshares November 30, 2004 11.69%
Second Bancorp July 1, 2004 12.04%
GLB Bancorp October 19, 2003 30.32%
Metropolitan Financial Corp. April 30, 2003 56.29%
Three Rivers Bancorp October 1, 2002 29.64%
* December 31, 2005 - Total return to acquired shareholders since merger announcement.
Enhancement of financial services product lines – primarily
insurance brokerage: Ten acquisitions since 1999
Bank expansion of geography into contiguous markets
A Successful Strategy

Acquisitions
Pending 4
th
Quarter of 2006
Adds $75 million in assets to
Ohio Valley Region
Enhances strong market position
in Columbiana county
Considerable integration
opportunities
Perpetual Savings Bank

Acquisitions
Indianapolis MSA – one of
the top markets in Midwest
12
th
largest city in U.S.
43 offices and $1.8 billion
in deposits to form Sky’s
ninth region
Significant organic growth
opportunity for Sky’s
community relationship
model
Immediately accretive to
core operating results
Union Federal Bank - A Ninth Region for Sky

Acquisitions
Ranked 4th in branch locations and deposit market share in the MSA
Top three largest competitors have more than 50% of the market share
Source: SNL Financial LC – 2005 Deposit Market Share Data. It has been modified to reflect only pro forma deposits acquired in this transaction.
100 24,913,269 586 Totals
1.80 449,231 15 Thrift Lincoln Bancorp (IN) 10
2.38 593,113 17 Bank Huntington Bancshares Inc. (OH) 9
3.06 761,412 30 Bank KeyCorp (OH) 8
3.28 817,037 9 Bank Natl Bk of Indianapolis Corp. (IN) 7
3.38 842,996 32 Bank Regions Financial Corp. (AL) 6
5.52 1,376,120 33 Bank First Indiana Corp. (IN) 5
7.35 1,832,120 43 Thrift Union Federal Bank (IN) 4
8.16 2,031,933 68 Bank Fifth Third Bancorp (OH) 3
21.12 5,262,229 112 Bank National City Corp. (OH) 2
22.99 5,727,197 116 Bank JPMorgan Chase & Co. (NY) 1
Mkt Share (%) Deposits (000s) Branches Inst. Type Institution Rank
June '05
Indianapolis, IN MSA
Union Federal Bank - A Ninth Region for Sky

Acquisitions
Indianapolis MSA $1.8B 7.4% 4
Pittsburgh MSA $1.8B 3.2% 7
Cleveland MSA $0.9B 1.4% 13
Columbus MSA $0.3B 1.0% 14
Focus on Metro Markets
By Metro Market Deposits % of Market Rank
Source: SNL Financial LC – 2005 Deposit Market Share Data. It has been modified to reflect only pro forma deposits acquired in this transaction.
Approximately 40% of Sky’s pro forma deposits in major
metro markets

31 Acquisitions Union Federal/Perpetual Existing Sky Locations Offices Acquired Since 2002 Significant franchise enhancement over last 4 years

Acquisitions
Experienced team to manage processes
Conservative discipline
Accretive in year one – cost saves only
Must meet financial expectations
Proven integration tactics
All Sky acquisitions have met financial expectations
A Core Competency

33 Maximizing Shareholder Value 1. Aggressive Performance Goals 2. Solid Operating Performance 3. Balance Sheet Strength 4. Well-managed Interest Rate Risk 5. Strong Growth Profile Overview

Aggressive Performance Goals
A community-based,
integrated financial services
company
Led by strong regional presidents who “own”
the delivery channels
Driven by aggressive sales and service
process
Characterized by high-quality operations/
technology and product/business line experts
Strategic Vision

Aggressive Performance Goals
Perform among the top 25% of the 100
largest banks in the U.S. in terms of:
– ROTE
– ROTA
– Efficiency Ratio
– Sound Asset Quality
Long Term Operating EPS Growth
of 10-12%

Aggressive Performance Goals
Sky vs. Largest 100 Banks
Sky Top Quartile Median
ROTE* 22.18% 25.12% 21.35%
ROTA* 1.44% 1.62% 1.43%
Efficiency – Cash* 52.42% 50.94% 56.90%
Net Charge-offs .35% .06% .16%
* Based on Cash Earnings – Excludes non-operating items and amortization of intangibles.
Last Twelve Months

37 Solid Operating Performance Core Operating Earnings Per Share $1.09 $1.35 $1.43 $1.53 $1.62 $1.70 $1.74 $1.70 $1.91

Solid Operating Performance
2006 Results
2005 2006 % Change
First Six Months
Net Income EPS $.73 $.88 20.6%
Core Operating EPS $.74 $.94 27.0%
Cash EPS* $.78 $.98 25.6%
ROTE* 18.18% 21.41% -
ROTA* 1.17% 1.43%
-
Net Interest Margin 3.71% 3.77%
-
Efficiency – Cash* 54.20% 52.58% -
* Based on Cash Earnings - Excludes non-operating items and amortization of intangibles.

39 Balance Sheet Strength Other 4% Intangibles 4% Loans (Net) and HFS 70% Securities 20% Total Assets Residential Mortgage 10% Commercial RE 42% C&I 27% Consumer 21% Loan Mix Cash & Due 2% Assets

40 Balance Sheet Strength Total Funding Deposits 70% Borrowings 18% Capital 10% Other 2% Interest DDA 3% Non-Interest DDA 15% Savings 30% Time 52% Deposit Mix Funding

41 Balance Sheet Strength 6.28% 6.34% 6.39% 6.50% 6.53% 2Q'05 3Q'05 4Q'05 1Q'06 2Q'06 Tangible Equity/Tangible Assets

42 Well-Managed Interest Rate Risk 3.73% 3.75% 3.76% 3.78% 3.75% 2Q'05 3Q'05 4Q'05 1Q'06 2Q'06 Stable Net Interest Margin (%)

43 Well-Managed Interest Rate Risk -4.8% -1.8% 0.6% 1.0% 1.3% Down 200 Down 100 Up 50 Up 100 Up 200 Net Interest Income Stability June 30, 2006

A Strong Growth Profile
A Record of Rapid Growth
Assets in ($ Billions)*
$4.2
$4.9
$8.3
$8.8
$9.3
$12.6
$15.8
$15.3
$10.6
$3.1
$2.3
$0.4
$1.5
$1.1
$0.6
1998 1999 2000 2001 2002 2003 2004 2005 2006
pro
forma
Acquisitions
CAGR = 20%
* Excluding discontinued operations
$2.5

Strong Growth Profile
Core Earnings Outlook:
Full year estimate $1.90 - $1.95
Driven by:
Solid core growth with a focus on DDA
Sound interest rate risk management
Accelerating fee businesses
Net charge-offs well controlled
Disciplined expense control

Maximizing Shareholder Value
An Attractive Investment Opportunity*
3.66% 2.88% 3.75% Dividend Yield
378% 308% 270% Price/Tangible Book
256% 205% 170% Price/Book
16.4x 15.0x 12.9x P/E 2006
Top Quartile Median Sky
*Book information based on the MRQ financial report. Stock prices as of 8/11/06.
100 Largest Banks

www.skyfi.com APPENDIX

Non-GAAP Financial Measures
In addition to results presented in accordance with GAAP, this presentation contains certain non-GAAP financial measures. Sky believes that providing certain non-GAAP financial measures provides investors with information useful in understanding Sky’s financial performance, its performance trends and financial position. Specifically,
Sky provides measures based on “core operating earnings,” which excludes discontinued operations, derivative gains and losses on swaps, and merger, integration and restructuring expenses that are not reflective of ongoing operations or not expected to recur. In addition,
Sky provides measures based on “cash operating earnings,” which further adjusts core operating earnings to exclude the effect of amortization of intangibles. These non-GAAP measures should not be considered a substitute for GAAP basis measures and results. A reconciliation of these non-GAAP measures to the most comparable
GAAP equivalent can be found in the financial tables attached to our most recent earnings release available on our website www.skyfi.com.

Reconciliation of Cash & Operating
Earnings to GAAP Earnings
$83,831
4.656
79,175
-
670
78,505
-
$78,505
2005
$107,516
4,995
102,521
-
6,455
353
95,713
-
$95,713
2006
Six Months
Derivative Losses on Swaps
(3,601) (3,720) (1,913) (2,192) (2,629) (2,403) (3,514) - Stock Option Expense (1)
$98,255 $120,454 $124,674 $130,162 $138,294 $157,734 $181,774 $193,019 Cash Earnings
3,968 3,408 3,140 3,183 2,621 4,482 7,136 9,677 Amortization of Intangibles
94,287 117,046 121,534 126,979 136,303 153,252 174,638 183,342 Core Operating Earnings
10,400 1,560 Provision for Loan Loss
39,966 51,051 2,514 519 6,784 2,975 2,952 1,151
Merger,  Integration and
Restructuring Costs
47,522 68,155 120,933 128,652 132,148 152,680 175,200 82,191
Income from Continuing
Operations
4,441 3,027 (6,560) (7,989) (4,341) 3,937 19,155 372 Discontinued Operations
$51,963 $71,182 $114,373 $120,663 $127,807 $156,617 $194,355 $182,563 Net Income as Reported
1998 1999 2000 2001 2002 2003 2004 2005
Dollars in thousands. All numbers shown net of tax.
(1) FAS 123(R) adopted in 2005 without restatement of prior years.

$0.78
0.04
0.74
-
-
0.01
0.73
-
$0.73
2005
Six months
$0.98
0.05
0.94
-
-
0.06
0.88
-
$0.88
2006
(0.04) (0.04) (0.02) (0.03) (0.03) (0.03) (0.03) - Stock Option Expense (1)
$1.13 $1.39 $1.47 $1.57 $1.65 $1.74 $1.81 $1.29 Cash Earnings
0.05 0.04 0.04 0.04 0.03 0.05 0.07 0.07 Amortization of Intangibles
1.09 1.35 1.43 1.53 1.62 1.69 1.74 1.22 Core Operating Earnings
0.12 0.02 - - - - - - Provision for Loan Loss
0.46 0.59 0.03 0.01 0.08 0.03 0.02 0.01
Merger, Integration and
Restructuring Costs and Derivative
Gain (Losses) on Swaps
0.55 0.79 1.42 1.55 1.57 1.69 1.74 1.69
Income from Continuing
Operations
0.05 0.03 (0.08) (0.10) (0.05) 0.04 0.19 0.00 Discontinued Operations
$0.60 $0.82 $1.35 $1.45 $1.52 $1.73 $1.93 $1.69 Net Income as Reported
1998 1999 2000 2001 2002 2003 2004 2005
Dollars in thousands. All numbers shown net of tax.
Reconciliation of Cash & Operating
Earnings to GAAP Earnings
(1) FAS 123(R) adopted in 2005 without restatement of prior years.